                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                  (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE
                 SERIES B JUNIOR PARTICIPATING PREFERRED STOCK)

                                       OF

                       TRANSITIONAL HOSPITALS CORPORATION

              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 7, 1997

                                       BY

                              LV ACQUISITION CORP.

                          A WHOLLY-OWNED SUBSIDIARY OF

                                  VENCOR, INC.

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, JUNE 4, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

             By Mail:                          By Hand:                   By Overnight Courier:
       Tenders & Exchanges               Tenders & Exchanges               Tenders & Exchanges
          P.O. Box 2569            c/o The Depository Trust Company           14 Wall Street
          Suite 4660-TTX               55 Water Street, DTC TAD         8th Floor, Suite 4680-TTX
    Jersey City, NJ 07303-2569     Vietnam Veterans Memorial Plaza          New York, NY 10005
                                          New York, NY 10041

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) or, if applicable, rights (as defined in the Offer to Purchase (as defined below)), are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in Section 3 of the Offer to Purchase) and pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who deliver Shares or, if applicable, Rights by book-entry transfer are referred to herein as Book-Entry Stockholders and other stockholders are referred to herein as Certificate Stockholders. Stockholders whose certificates for Shares or, if applicable, Rights are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares or, if applicable, Rights in accordance with the Guaranteed Delivery Procedure set forth in Section 3 of the Offer to Purchase. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Unless the Rights Condition (as defined in the Offer to Purchase) is satisfied, stockholders will be required to tender one Right (subject to adjustment) for each Share tendered in order to effect a valid tender of Shares. Accordingly, stockholders who sell their Rights separately from their Shares and do not otherwise acquire Rights may not be able to satisfy the requirements of the Offer for a valid tender of Shares.

     Until the close of business on the Distribution Date (as defined in the Offer to Purchase), the Rights will be transferred with and only with the certificates for Shares and the surrender for transfer of any certificates for Shares will also constitute the transfer of the Rights associated with the Shares represented by such certificate.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
         (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                             SHARES TENDERED
                            ON CERTIFICATE(S))                                    (ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL NUMBER
                                                                                                OF SHARES           NUMBER
                                                                             CERTIFICATE      REPRESENTED BY      OF SHARES
                                                                             NUMBER(S)(1)   CERTIFICATE(S)(1)    TENDERED(2)
                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------
                                                                             Total Shares
 ------------------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Stockholders.

 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
================================================================================

--------------------------------------------------------------------------------
                       DESCRIPTION OF RIGHTS TENDERED(1)

------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          RIGHTS CERTIFICATE(S) TENDERED
                        (PLEASE FILL IN, IF BLANK)                                (ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL NUMBER
                                                                                                OF RIGHTS           NUMBER
                                                                             CERTIFICATE      REPRESENTED BY      OF RIGHTS
                                                                             NUMBER(S)(2)   CERTIFICATE(S)(2)    TENDERED(3)
                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------

                                                                          -----------------------------------------------------
                                                                             Total Shares
 ------------------------------------------------------------------------------------------------------------------------------

 (1) Needs to be completed only if the tendered Rights are represented by separate Rights Certificates. In such case provide the certificate numbers of such Rights Certificates.

 (2) Need not be completed by Book-Entry Stockholders.

 (3) Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered. See Instruction 4.
================================================================================

[ ] CHECK HERE IF TENDERED SHARES OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF ANY BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OR RIGHTS BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution
--------------------------------------------------------------------------------

  Check box of Book-Entry Transfer Facility:

       [ ] The Depository Trust Company

       [ ] Philadelphia Depository Trust Company

  Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES OR RIGHTS ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s)
--------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
                 ---------------------------------------------------------------

  Name of Institution that Guaranteed Delivery
          ----------------------------------------------------------------------

  If delivered by Book-Entry Transfer, check box of Book-Entry Transfer
Facility:

       [ ] The Depository Trust Company

       [ ] Philadelphia Depository Trust Company

  Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to LV Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Vencor, Inc., a Delaware corporation ("Vencor"), the above described shares of Common Stock, par value $1.00 per share (the "Shares"), of Transitional Hospitals Corporation, a Nevada corporation (the "Company"), including the associated rights to purchase Series B Junior Participating Preferred Stock (the "Rights") issued pursuant to the Rights Agreement, dated June 21, 1996 (the "Rights Agreement"), between Community Psychiatric Centers (the predecessor name of the Company) and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), at $16.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 7, 1997, receipt of which is hereby acknowledged, and in this related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references to Shares herein shall include the associated Rights. The undersigned understands that the Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

     Upon the terms and conditions of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to the Purchaser, all right, title and interest in and to the Shares that are being tendered hereby on or after May 7, 1997 (collectively, "Distributions"), and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver certificates for such Shares and Rights (individually, a "Share Certificate" and a "Right Certificate," respectively) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser,
(b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

     The undersigned understands that, unless the Rights Condition (as defined in the Offer to Purchase) is satisfied, stockholders will be required to tender one Right (subject to adjustment) for each Share tendered in order to effect a valid tender of such Shares. The undersigned understands that if Rights Certificates are issued to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Offer, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation received by the Depositary with respect thereto, in order for Shares to be validly tendered. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder receiving the Rights Certificates by use of the guaranteed delivery procedures. See Section 3 of the Offer to Purchase. The undersigned agrees hereby to deliver Rights Certificates representing all Rights formerly associated with the number of Shares tendered herewith to the Depositary within three trading days after the date such Rights Certificates are distributed.

     The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase. This proxy is considered coupled with an interest in the tendered Shares and Rights. Such appointment is effective if, when, and only to the extent that, the Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Purchaser's designees will, with respect to the Shares for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the stockholders of the Company, and by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares (and any associated Distributions).

     If, on or after May 7, 1997, the Company should declare or pay any cash or stock dividend or other distribution on or issue any rights (other than the Rights) with respect to the Shares payable or distributable to stockholders of record on a date occurring after May 7, 1997 and prior to the transfer to the name of the Purchaser or its nominee or transferee on the Company's stock transfer records of the Shares purchased pursuant to the Offer, then, subject to the provisions of Section 13 of the Offer to Purchase, (i) the purchase price per Share payable by the Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) the whole of any such non-cash dividend, distribution (including additional Shares or Rights) received by the undersigned shall be promptly remitted and transferred by the undersigned to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal and legal representatives, executors, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment.

     The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
               (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS LETTER OF
                                  TRANSMITTAL)

   To be completed ONLY if certificate(s) for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name:
   --------------------------------------------------
                                 (Please Print)

   Address:
   -----------------------------------------------

   ------------------------------------------------------------
                               (Include Zip Code)

   ------------------------------------------------------------
                  (Tax Identification or Social Security No.)
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS LETTER
                                OF TRANSMITTAL)

   To be completed ONLY if certificate(s) for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Deliver:  [ ] Check  [ ] Certificate(s) to:

   Name:
   --------------------------------------------------
                                 (Please Print)

   Address:
   -----------------------------------------------

           ----------------------------------------------------------
                               (Include Zip Code)
          ------------------------------------------------------------

                                   IMPORTANT
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Holder(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
--------------------------- , 1997
(Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------

Address
================================================================================
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
================================================================================
                              (INCLUDING ZIP CODE)

----------------------------------------------------------    ----------------------------------------------------------
              (AREA CODE AND TELEPHONE NO.)                          (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
================================================================================
                               (INCLUDE ZIP CODE)

Name of Firm
--------------------------------------------------------------------------------

Dated:
--------------------------- , 1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holders (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the holder of the Shares or Rights) of Shares or Rights tendered herewith and such registered owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares and/or Rights, or any Book-Entry Confirmation of Shares and/or Rights, as the case may be, as well as this Letter of Transmittal properly completed and duly executed (or manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined below), in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal must be transmitted to and received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and, if a Distribution Date has occurred and the Purchaser has waived that portion of the Rights Condition requiring that a Distribution Date not have occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by the Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such rights Certificates are distributed. If a holder's Share Certificates and, if applicable, Rights Certificates, are not immediately available (including, if Rights Certificates have not yet been distributed) or time will not permit all required documents to reach the Depositary prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder's Shares and/or Rights may nevertheless be tendered by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) in the case of a guarantee of Shares and/or Rights, the certificates for all tendered Shares and/or Rights, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by such Letter of Transmittal, must be received by the Depositary (a) in the case of Shares, within three New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Rights, within a period ending on the later of (i) three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) three business days after Rights Certificates are distributed to stockholders by the Company. If Share Certificates and Rights Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express instruction from the participant in such Book-Entry Transfer Facility tendering the Shares or Rights, that such participant has received and agrees to be bound by the terms of this Letter and that the Purchase may enforce such agreement against the participant.

     The method of delivery of this Letter of Transmittal, Shares Certificates, and, if applicable, Rights Certificates, and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, properly insured registered mail with return receipt requested is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Except as otherwise provided in Instruction 2 of this Letter of Transmittal, the delivery will be deemed made only when actually received by the Depositary.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and, if applicable, Rights should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Description of Shares Tendered" and "Description of Rights Tendered". In such cases, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares or Rights not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered owner or holders appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares and/or Rights not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares or Rights not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that Shares and Rights not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such Stockholder may designate hereon. If no such instructions are given, such Shares and Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Dealer Manager or the Information Agent at the addresses set forth below or from your broker, dealer, commercial bank or trust company.

     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares or Rights tendered.

     10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares and Rights purchased pursuant to the Offer may be subject to backup withholding of 31% (see below).

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment will be made to such stockholder without the imposition of backup withholding. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will make such payment, subject to backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder whose tendered Shares or Rights are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should check the box in Part 3 of the Substitute Form W-9) and that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

     Alternatively, a stockholder that qualifies as an exempt recipient (other than a stockholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter its correct TIN and sign and date such Form where indicated.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

                              (SEE INSTRUCTION 10)

---------------------------------------------------------------------------------------------------------
PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
---------------------------------------------------------------------------------------------------------

 SUBSTITUTE             PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW      ------------------------------
 DEPARTMENT OF                                                             Social Security Number
 THE TREASURY                                                              or
 INTERNAL REVENUE                                                          ------------------------------
 SERVICE                                                                   Employer Identification Number
                       ----------------------------------------------------------------------------------
                        PART 2 -- Certification Under penalties of perjury, I certify that:
 PAYER'S REQUEST        (1) The number shown on this form is my correct Taxpayer Identification Number
 FOR TAXPAYER           (or I am waiting for a number to be issued to me); and
 IDENTIFICATION         (2) I am not subject to backup withholding because (i) I am exempt from backup
 NUMBER ("TIN")         withholding, (ii) I have not been notified by the Internal Revenue Service (the
                            "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                       ----------------------------------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS -- You must cross out   PART 3 --
                        item (2) in Part 2 above if you have been notified Awaiting TIN by the IRS that you are subject to backup
                        withholding because of under-reporting interest or [ ]
                        dividends on your tax return. However, if after
                        being notified by the IRS that you were subject to
                        backup withholding you received another notifi-
                        cation from the IRS stating that you are no longer
                        subject to backup withholding, do not cross out
                        item (2).
---------------------------------------------------------------------------------------------------------
 Signature  Date
 Name (Please Print)
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN
      PART 3 OF FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the Depositary.

 _____________________________________________
               Signature                                           Date
                                      _________________________________________
                                                          Name
                                                          (Please
                                                          Print)

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                          Call Collect (212) 269-5550
                         Call Toll Free (800) 755-3105

                      The Dealer Manager for the Offer is:

                           CREDIT SUISSE FIRST BOSTON
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free (800) 646-4543
May 7, 1997